UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)                        November 3, 2004

Berkshire Income Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (617) 523-7722

                                                             (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby files this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2004 (the “Form 8K”), to amend Item 9.01 therein as provided herein.

At the time of filing of the Form 8-K disclosing the acquisition of Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments, (collectively the “Combined Properties”) by the Registrant, the financial statements of the acquired combined properties were not available. The Registrant indicated that it would file the necessary financial information within seventy-one days after the initial filing date, or no later than January 17, 2005. The Registrant has reviewed the calculation of the filing requirment date pursuant to Item 9.01 of Form 8-K and has determined January 19, 2005 to be seventy-one days after the date that the Form 8-K had to be filed and submits the required financial statements herein.

Item 9.01 Financial Statements and Exhibits

(a)     Financial Statements under Rule 3–14 of Regulation S-X:

Bridgewater on the Lake Apartments, Trellis at Lee's Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments, collectively the "Combined Properties"

1.	Report of Independent Registered Public Accounting Firm.

2.

Combined Statements of Revenue and Certain Expenses of the Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments, collectively the “Combined Properties” for nine months ended September 30, 2004 and 2003 (unaudited) and the year ended December 31, 2003.

3.

Notes to Combined Statements of Revenue and Certain Expenses of the Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments, collectively the “Combined Properties.”

4.

Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations of the Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments, collectively the “Combined Properties.”

(b)     Pro Forma Financial Information under Article 11 of Regulation S-X:

1.	Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. at September 30, 2004.

2.	Unaudited Pro Forma Consolidated Statements of Operations of Berkshire Income Realty, Inc. for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003.

3.	Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)     Exhibits

         EXHIBIT NO.

10.1	Purchase and Sale Agreement dated September 2, 2004, between F.C. Trellis Associates, L.P. and BIR Trellis, L.L.C.*
10.2	Purchase and Sale Agreement dated September 2, 2004, between F.C. Bridgewater Associates L.P. and BIR Bridgewater, L.L.C.*
10.3	Purchase and Sale Agreement dated September 2, 2004, between F.C. Arboretum Associates, L.P. and BIR Arboretum, L.L.C.*
10.4	Purchase and Sale Agreement dated September 2, 2004, between F.C. Silver Hill Associates, L.P. and BIR Silver Hill, L.L.C.*
10.5	Purchase and Sale Agreement dated September 2, 2004, between F.C. Arboretum Land Associates, L.P. and BIR Arboretum
Development, LLC *

* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY, INC.
(Registrant)

January 19, 2005	/s/ David C. Quade
David C. Quade
President and Chief Financial Officer

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.

We have audited the accompanying Combined Statements of Revenue and Certain Expenses of the Bridgewater on the Lake Apartments, Hampton, Virginia, Trellis at Lee's Mill Apartments, Newport News, Virginia, Arboretum Place Apartments, Newport News, Virginia and Silver Hill at Arboretum Apartments, Newport News, Virginia (collectively the “Combined Properties”) for the year ended December 31, 2003. These financial statements are the responsibility of the Combined Property’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Berkshire Income Realty, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Combined Property’s revenue and expenses.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Combined Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2005

BRIDGEWATER ON THE LAKE APARTMENTS, TRELLIS AT LEE'S MILL APARTMENTS, ARBORETUM PLACE APARTMENTS AND SILVER
HILL AT ARBORETUM APARTMENTS, COLLECTIVELY THE "COMBINED PROPERTIES"
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Months Ended September 30,
	2004 (unaudited)	2003 (unaudited)	For the Year Ended December 31, 2003
Revenue
Rental	$4,373,383	$4,035,444	$5,455,894
Utility reimbursement	54,654	49,273	72,515
Other	331,197	373,295	474,009

Total revenue	4,759,234	4,458,012	6,002,418

Certain expenses
Operating	1,050,436	930,890	1,243,564
Repairs and maintenance	362,875	317,804	430,161
General and administrative	200,612	197,113	271,016
Real estate taxes	372,070	352,813	480,585

Total certain expenses	1,985,993	1,798,620	2,425,326

Revenue in excess of certain expenses	$2,773,241	$2,659,392	$3,577,092

The accompanying notes are an integral part of this financial statement

BRIDGEWATER ON THE LAKE APARTMENTS, TRELLIS AT LEE’S MILL APARTMENTS, ARBORETUM PLACE APARTMENTS AND SILVER
HILL AT ARBORETUM APARTMENTS, COLLECTIVELY THE “COMBINED PROPERTIES”
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1. Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Statements of Revenue and Certain Expenses includes the operations (see “Basis of Presentation” below) of the Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments (the “Combined Properties”), four multifamily apartment communities owned and managed by a third party not related to Berkshire Income Realty, Inc. (the “Company”).

On November 3 and 4, 2004, Berkshire Income Realty – OP, L.P. (the “OP”), the operating subsidiary of the Company, through four newly formed and wholly owned subsidiaries, BIR Bridgewater, L.L.C., BIR Trellis, L.L.C., BIR Arboretum, L.L.C. and BIR Silver Hill, L.L.C., purchased the Combined Properties, which included a total of 729 units in four multifamily apartments communities, one located in Hampton, Virginia and three located in Newport News, Virginia. The purchase price of the four properties totaled $42,700,000, plus closing costs. The properties were related businesses under the common control of the third party and are being combined for presentation purposes in the accompanying Combined Statements of Revenue and Certain Expenses.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations of the Combined Properties for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of the Combined Properties, have been excluded. Expenses excluded relate to property management fees, ownership fees, interest expense, depreciation and amortization expense. The Company is not aware of any material factors relating to the combined properties that would cause the reported financial information not to be indicative of future operating results.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim Unaudited Financial Statements

The accompanying interim statements of revenue and certain expenses for the periods from January 1, 2004 and 2003 through September 30, 2004 and 2003 are unaudited and together with the statement of revenue and certain expenses for the year ended December 31, 2003 have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. These financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for fair statements for the period. The results of such periods are not necessarily indicative of the results for the full years.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On November 3 and 4, 2004, the operating partnership subsidiary of the Berkshire Income Realty, Inc. (the “Company”) through newly formed and wholly owned subsidiaries, purchased the following multifamily apartment communities (collectively the “Combined Properties”) and vacant land:

Property Name	Subsidiary	Purchase Date	Purchase Price	Apartment Units
Bridgewater on the Lake	BIR Bridgewater, L.L.C.	11-3-2004	$18,950,000	216
Trellis at Lee's Mill	BIR Trellis, L.L.C.	11-3-2004	8,825,000	176
Arboretum Place	BIR Arboretum, L.L.C.	11-4-2004	10,575,000	184
Silver Hill at Arboretum	BIR Silver Hill, L.L.C.	11-4-2004	4,350,000	153

			$42,700,000	729

Arboretum Land	BIR Arboretum Land, L.L.C.	11-4-2004	1,500,000

			$44,200,000

The Company paid the purchase price and related closing costs for each multifamily apartment community with proceeds from new first mortgage debt, the assumption of first mortgage debt on Arboretum Place and Silver Hill at Arboretum and available working capital. The land was purchased with available working capital. The amount and terms of the new and assumed first mortgage debt is as follows, all interest rates are fixed for the term of the loan:

Property Name	New Mortgage	Assumed Mortgage	Contractual Interest Rate	Maturity Date

Bridgewater on the Lake	$14,212,500	-	5.11%	01-1-2016
Trellis at Lee's Mill	6,750,000	-	5.07%	01-1-2016
Arboretum Place	-	5,928,659	7.18%	02-1-2026
Silver Hill at Arboretum	-	3,444,109	7.18%	05-1-2026

	$20,962,500	$9,372,768

The Combined Properties’ source of revenue is primarily its tenant rental revenue. Other revenue includes application, relet, pet, laundry, late, cable and damage fees. The Company believes the Combined Properties are located in three distinct markets and appeal to different tenancy with four distinct products. The Norfolk Metropolitan Statistical Area (“MSA”), also known as the Hampton Roads area is, in the Company’s opinion, a fundamentally sound, well-occupied market with considerable barriers to entry. According to the Company’s research, over the past six years, rent growth has averaged 4.9% with an average vacancy of 3.7%. An additional attribute to this portfolio is that three of the four properties were constructed between 1996 and 1998, while the region as a whole has very little product, approximately 16% of all properties, constructed within the last 15 years.

Each property’s historical average physical occupancy and occupancy at acquisition are reflected in the following table:

Property Name	Physical Occupancy At Acquisition	(a) 2004 Average Physical Occupancy	2003 Average Physical Occupancy

Bridgewater on the Lake	100.00%	97.39%	94.38%
Trellis at Lee's Mill	96.59%	97.37%	94.91%
Arboretum Place	98.37%	95.87%	99.96%
Silver Hill at Arboretum	94.12%	96.81%	99.91%

(a)     Represents the nine month average physical occupancy for the period January 1, 2004 to September 30,2004.

The Company expects to spend approximately $2,000,000 over the next two years, or an average of $2,745 per apartment unit, for capital improvements, primarily at the Trellis at Lee’s Mill and Arboretum Place properties.

The Company, after reasonable inquiry, is not aware of any material factors relating to the Combined Properties other than those stated above that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma financial statements give effect to the acquisition by the Company of the Combined Properties. The unaudited pro forma balance sheet as of September 30, 2004 presents the financial position of the Company as if the acquisition of the Combined Properties, which occurred subsequent to September 30, 2004, had occurred on September 30, 2004. The unaudited pro forma statements of operations for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003 reflect the results of operations of the Combined Properties as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

These unaudited pro forma financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Form 10-K for the year ended December 31, 2003. In addition, in conjunction with these unaudited pro forma financial statements, you should read the financial statements on the Combined Properties contained elsewhere in this Form 8-K/A.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties Note (a)				Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of
$110,520,391	$154,399,789	$43,070,201				$197,469,990
Cash and cash equivalents	34,904,628	(13,405,608)	(	b	)	21,499,020
Available for sale securities	18,610,841	--				18,610,841
Cash restricted for tenant security deposits	857,735	--				857,735
Replacement reserve escrow	478,247	245,166				723,413
Prepaid expenses and other assets	7,839,526	726,202				8,565,728
Investment in Mortgage Funds	13,027,092	--				13,027,092
Investment in Multifamily Joint Venture	2,306,847	--				2,306,847
Acquired in place leases and tenant relationships, net of
accumulated amortization of $1,253,003	226,471	962,096				1,188,567
Deferred expenses, net of accumulated amortization of $540,567	1,529,684	190,008				1,719,692

Total assets	$234,180,860	$31,788,065				$265,968,925

LIABILITIES AND STOCKHODERS' EQUITY
Liabilities:
Mortgage notes payable	$186,092,756	$30,971,645				$217,064,401
Due to affiliates	1,221,154	--				1,221,154
Dividends and distributions payable	1,087,607	--				1,087,607
Accrued expenses and other liabilities	3,874,790	699,554				4,574,344
Tenant security deposits	1,074,738	116,866				1,191,604

Total liabilities	193,351,045	31,788,065				225,139,110

Commitments and contingencies	--	--				--
Minority interest	--	--				--
Stockholders' equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par
value, $25 stated value, 5,000,000 shares authorized,
2,978,110 shaes issued and outstanding at September 30, 2004	70,210,830	--				70,210,830
Class A common stock, $.01 par value, 5,000,000 shares
authorized; 0 shares issued and outstanding at September 30,
2004	--	--				--
Class B common stock, $.01 par value, 5,000,000 shares
authorized; 1,283,313 shares issued and outstanding at
September 30, 2004	12,833	--				12,833
Excess stock, $.01 par value, 15,000,000 shares authorized; 0
shares issued and outstanding at September 30, 2004	--	--				--
Accumulated deficit	(29,393,848)	--				(29,393,848)

Total stockholders' equity	40,829,815	--				40,829,815

Total liabilities and stockholders' equity	$234,180,860	$31,788,065				$265,968,925

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2004
(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)		Pro Forma
Revenue:
Rental	$27,079,335	$4,373,383		$31,452,718
Interest	640,010	--		640,010
Utility reimbursement	395,860	54,654		450,514
Other	1,159,968	331,197		1,491,165

Total revenue	29,275,173	4,759,234		34,034,407

Expenses:
Operating	7,304,839	1,050,436		8,355,275
Maintenance	2,102,462	362,875		2,465,337
Real estate taxes	3,236,604	372,070		3,608,674
General and administrative	1,074,150	200,612		1,274,762
Management fees	1,922,754	318,469	(c)	2,241,223
Depreciation	8,194,823	1,447,157	(d)	9,641,980
Loss on extinguishment of debt	--	--		--
Organizational costs	--	--		--
Interest	8,093,230	1,265,404	(e)	9,358,634
Loss on sale of securities	163,630	--		163,630
Amortization of acquired in-place leases and tenant
relationships	1,134,188	89,999	(f)	1,224,187

Total expenses	33,226,680	5,107,022		38,333,702

Loss before minority interest in properties, equity
in loss of Multifamily Joint Venture, Equity in
income of Mortgage Funds and minority common
interest in Operating Partnership	(3,951,507)	(347,788)		(4,299,295)
Minority interest in properties	(111,228)	--		(111,228)
Equity in loss of Multifamily Joint Venture	(160,778)	--		(160,778)
Equity in income of Mortgage Funds	2,824,714	--		2,824,714
Minority common interest in Operating Partnership	(732,075)	--		(732,075)

Loss before gain on transfer of property	(2,130,874)	(347,788)		(2,478,662)
Gain on transfer of property	232,704	--		232,704

Net loss	$(1,898,170)	$(347,788)		(2,245,958)

Preferred dividend	(5,025,638)			(5,025,638)

Net loss available to common shareholders	(6,923,808)			(7,271,596)

Loss per common share, basic and diluted	(5.40)			(5.67)

Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2003
(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)		Pro Forma

Revenue:
Rental	$20,597,848	$4,035,444		$24,633,292
Interest	78,235	--		78,235
Utility reimbursement	339,975	49,273		389,248
Other	926,784	373,295		1,300,079

Total revenue	21,942,842	4,458,012		26,400,854

Expenses:
Operating	5,187,303	930,890		6,118,193
Maintenance	1,783,680	317,804		2,101,484
Real estate taxes	1,817,100	352,813		2,169,913
General and administrative	1,148,700	197,113		1,345,813
Management fees	1,572,990	306,420	(c)	1,879,410
Depreciation	5,453,969	1,447,157	(d)	6,901,126
Loss on extinguishment of debt	337,832	--		337,832
Organizational costs	213,428	--		213,428
Interest	5,580,719	1,276,535	(e)	6,857,254
Loss on sale of securities	--	--		--
Amortization of acquired in-place leases and tenant
relationships	--	631,576	(f)	631,576

Total expenses	23,095,721	5,460,308		28,556,029

Loss before minority interest in properties, equity
in loss of Multifamily Joint Venture, Equity in
income of Mortgage Funds and minority common
interest in Operating Partnership	(1,152,879)	(1,002,296)		(2,155,175)
Minority interest in properties	(125,228)	--		(125,228)
Equity in loss of Multifamily Joint Venture	--	--		--
Equity in income of Mortgage Funds	4,882,802	--		4,882,802
Minority common interest in Operating Partnership	(488,050)	--		(488,050)

Loss before gain on transfer of property	3,116,645	(1,002,296)		2,114,349
Gain on transfer of property	--	--		--

Net loss	$3,116,645	$(1,002,296)		2,114,349

Preferred dividend	(3,276,089)			(3,276,089)

Net loss available to common shareholders	(159,444)			(1,161,740)

Loss per common share, basic and diluted	(0.19)			(1.39)

Weighted average number of common shares outstanding	837,207			837,207

The accompanying noes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)		Pro Forma

Revenue:
Rental	$28,464,951	$5,455,894		$33,920,845
Interest	128,522	--		128,522
Utility reimbursement	449,820	72,515		522,335
Other	1,197,901	474,009		1,671,910

Total revenue	30,241,194	6,002,418		36,243,612

Expenses:
Operating	7,240,455	1,243,564		8,484,019
Maintenance	2,387,846	430,161		2,818,007
Real estate taxes	2,631,511	480,585		3,112,096
General and administrative	1,514,389	271,016		1,785,405
Management fees	2,113,869	410,897	(c)	2,524,766
Depreciation	7,897,623	1,929,545	(d)	9,827,168
Loss on extinguishment of debt	353,044	--		353,044
Organizational costs	213,000	--		213,000
Interest	7,880,150	1,700,226	(e)	9,580,376
Loss on sale of securities	--	--		--
Amortization of acquired in-place leases and tenant
relationships	212,200	842,100	(f)	1,054,300

Total expenses	32,444,087	7,308,094		39,752,181

Loss before minority interest in properties, equity
in loss of Multifamily Joint Venture, Equity in
income of Mortgage Funds and minority common
interest in Operating Partnership	(2,202,893)	(1,305,676)		(3,508,569)
Minority interest in properties	(143,518)	--		(143,518)
Equity in loss of Multifamily Joint Venture	--	--		--
Equity in income of Mortgage Funds	6,720,746	--		6,720,746
Minority common interest in Operating Partnership	(732,075)	--		(732,075)

Loss before gain on transfer of property	3,642,260	(1,305,676)		2,336,584
Gain on transfer of property	--	--		--

Net loss	$3,642,260	$(1,305,676)		$2,336,584

Preferred dividend	(4,951,258)			(4,951,258)

Net loss available to common shareholders	(1,308,998)			(2,614,674)

Loss per common share, basic and diluted	(1.38)			(2.76)

Weighted average number of common shares outstanding	948,773			948,773

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the September 30, 2004 Berkshire Income Realty Inc. balance sheet:

(a)

The assets of Bridgewater on the Lake Apartments, Trellis at Lee’s Mill Apartments, Arboretum Place Apartments and Silver Hill at Arboretum Apartments (collectively the “Combined Properties”) have been reflected as if the acquisitions of the Combined Properties had occurred on September 30, 2004.

Purchase accounting was applied for the acquisition of the Combined Properties consistent with provisions of Statement of Financial Accounting Standards No. 141 (“SFAS 141”), Business Combinations. In accordance with SFAS 141, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases, based in each case on their fair values. The Company currently believes that it has not received all invoices for expenses related to the acquisition of the Combined Properties and that the allocation of the purchase price, net of acquired in-place leases and tenant relationships, is preliminary until which time all final costs have been accumulated. The Company currently anticipates that the allocation of the purchase price will be finanlized no later than March 31, 2005

In the case of Arboretum Place and Silver Hill at Arboretum, the first mortgage debt assumed was recorded at fair value based on the present value of the future cash flows at the current interest rate of 6.38%.

The Company purchased the net assets of the Combined Properties totaling, $34,368,108, including closing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses and deferred revenue.

        The net purchase price, including closing costs and acquisition fees, was allocated as follows:

Total

Multifamily apartment
communities	$43,070,201
In-place leases and tenant
relationships	962,096
Prepaid expenses and other
assets	1,161,376
Deferred revenue and other
liabilities	(816,420)
First mortgage assumed	(10,009,145)
New first mortgage	(20,962,500)

Cash Paid	$13,405,608

(b)

The Company purchased the Combined Properties for a total purchase price, including closing costs and acquisition fees of $45,193,673, net of new and assumed first mortgages in the amount of $30,971,645 and other liabilities of $816,420, resulting in net cash paid of $(13,405,608) at September 30, 2004.

The following pro forma adjustments summarize the adjustments made to the Statements of Operations of Berkshire Income Realty, Inc. and the Berkshire Income Realty Predecessor Group for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003, respectively. The pro forma adjustments reflect activity as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

(c)	Reflects an increase in management fees based on the asset and property management fee agreements entered into with affiliates, calculated as follows:

Asset Management Fees:

Combined Properties

Multifamily apartment
communities	$42,700,000
0.40%

Annual fee	170,800

Nine months ended fee	$128,100

Property Management Fees:

Nine months ended September 30, 2004:

Combined Properties

Revenue	$4,759,234
4.0%

Property management fee	190,369
Asset management fee	128,100

Total management fees	$318,469

Nine months ended September 30, 2003:

Combined Properties

Revenue	$4,458,012
4.0%

Property management fee	178,320
Asset management fee	128,100

Total management fees	$306,420

Year ended December 31, 2003:

Combined Properties

Revenue	$6,002,418
4.0%

Property management fee	240,097
Asset management fee	170,800

Total management fees	$410,897

(d)

The depreciation expense adjustment is to reflect the expense as if the acquisition of the Combined Properties had been completed as of January 1, 2003. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25	to 27.5 years
Improvements	5	to 20 years
Appliances, carpeting and equipment	3	to 8 years

Allocation of the purchase price net of acquired in-place leases and tenant relationships to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Assets	Allocation %	Combined Properties

Land	12%	$5,168,424
Building	66%	28,426,332
Built-in components	7%	3,014,915
Site improvements	9%	3,876,318
Fixtures	2%	861,404
Appliances	2%	861,404
Carpeting	2%	861,404

Total	100%	$43,070,201

        Charge to depreciation expense as if the acquisition of the properties had occurred at the beginning of the year:

Assets	Depreciable Life	Combined Properties

Building	27.5	$1,033,684
Built-in components	25	120,597
Site improvements	15	258,421
Fixtures	15	57,427
Appliances	5	172,281
Carpeting	3	287,135

Annual expense		$1,929,545

Nine months ended		$1,447,157
expense

(e)	Reflects the charge to interest expense as if the acquisition and financing of the properties and the related mortgage notes payable occurred at the beginning of the period, as follows:

(1) Combined Properties

Mortgage note	$30,971,645
Average interest rate	5.49%

Annual interest expense	$1,700,226

Nine months ended
interest expense	$1,276,535

(1)

The Company assumed the first mortgage notes on Arboretum Place and Silver Hill and, in accordance with SFAS 141, recorded the mortgage notes payable at the present value of the future cash flows at the estimated current market interest rate of 6.38%. The current market interest rate was estimated based on the remaining life of each mortgage, its balance relative to the fair market value of the properties and current treasury bill rates for similar terms.

	Monthly Principal and Interest Payment	Remaining Term In Months

Arboretum Place	$45,388	255
Silver Hill	$26,237	258

(f)	Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, calculated as follows:

Combined Properties

Acquired in-place leases	$722,102
Amortization period (in
months)	12

Annual amortization
expense	$722,102

Acquired tenant relationships	$239,995
Amortization period (in
months)	24

Annual amortization
expense	$119,998

Nine months ended September 30, 2004:
Combined Properties

Amortization of acquired
in-place leases (1)	$--
Amortization of tenant
relationships (2)	89,999

Amortization expense	$89,999

Nine months ended September 30, 2003:
Combined Properties

Amortization of acquired	$541,577
in-place leases (2)
Amortization of tenant
relationships (2)	89,999

Amortization expense	$631,576

Year ended December 31, 2003:

Combined Properties
Amortization of acquired	$722,102
in-place leases
Amortization of tenant
relationships	119,998

Amortization expense	$842,100

(1)	Assumes acquired in-place leases were fully amortized as of December 31, 2003.
(2)	Represents 9 months of amortization.

(g)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statements of Operations for the Combined Properties was obtained from historical financial statements provide by the seller of the acquired properties.

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS
For the Year Ended December 31, 2003
(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations by Berkshire Income Realty, Inc. (including the Combined Properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2003. These estimated results do not purport to represent results of operations for these properties in the future and were prepared based on the assumptions outlined in the following notes, which should be read in conjunction with this statement.

Proforma

Revenue	$36,243,612

Expenses:
Operating	8,484,019
Maintenance	2,818,007
Real estate taxes	3,112,096
General and administrative	1,785,405
Management fees	2,524,766
Depreciation	9,827,168
Loss on extinguishment of debt	353,044
Organizational costs	213,000
Interest	9,580,376
Amortization of acquired in-place leases and tenant relationships	81,284

Total expenses	38,779,165

Estimated taxable operating loss before estimated taxable
income from investments in mortgage funds	(2,535,553)
Estimated taxable income from investments in mortgage funds	2,632,252

Estimated taxable operating income	96,699
Adjustments:
Add -
Depreciation	9,827,168
Amortization of acquired in-place leases and tenant relationships	81,284
Loss on extinguishment of debt	353,044

Estimated cash to be made available by operations	$10,358,195

BERKSHIRE INCOME REALTY, INC.
(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)
NOTE TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

1. Basis of Presentation

The pro forma results for December 31, 2003 presented in the Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of Berkshire Income Realty, Inc. for the year ended December 31, 2003. The pro forma adjustments reflect activity as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

No income taxes have been provided in the statement because the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”). Accordingly, the Company generally will not pay Federal income taxes on its income provided that distributions to its shareholders equal at least the amount of its REIT taxable income as defined under the Code.

The Company believes that due to its structure and the terms of the partnership agreement of the Operating Partnership, the taxable income would be allocated to the preferred partners of the Operating Partnership and in turn be allocated to the preferred shareholders. Generally income is allocated to the preferred shareholders equal to their preferred distribution with the remaining net income, or effective net loss, allocated to the common partners of the Operating Partnership and the common shareholders.